UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Morgan Stanley Global Infrastructure Fund (the "Fund") will be held on Friday, May 31, 2013 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 7C, 7th Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  To approve changing the Fund's fundamental investment restriction regarding industry concentration.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of shares of the Fund as of the close of business on April 1, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: April [ ], 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2013:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
May 31, 2013

This Proxy Statement is furnished by the Board of Trustees (the "Board," the trustees of which are referred to as the "Trustees") of Morgan Stanley Global Infrastructure Fund (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Shareholders (the "Meeting") to be held on Friday, May 31, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), at 522 Fifth Avenue, Conference Room 7C, 7th Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card will first be mailed to shareholders of the Fund (each a "Shareholder" and collectively, the "Shareholders") on or about April [ ], 2013. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of beneficial interest with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked Proxies submitted by Shareholders will be voted FOR Proposal 1. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on April 1, 2013 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. As of the Record Date, the Fund had [ ] Shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $195,000, all of which will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by Morgan Stanley Services Company Inc.

Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid for telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $62,000, which would be borne by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2012 to any Shareholder of the Fund requesting such report. Requests for the Fund's annual report should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 641219885, by calling toll-free (800) 869-6397 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

Morgan Stanley Services Company Inc. serves as the Fund's administrator. The business address of Morgan Stanley Services Company Inc. is P.O. Box 219886, Kansas City, MO 641219885. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Trustees of the Fund recommends that you vote "FOR'' Proposal No. 1.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

PROPOSAL 1: TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

Introduction

Based on the recommendation of the Adviser, the Board has approved a change to the Fund's fundamental investment policy regarding concentration that would eliminate the requirement that the Fund concentrate its investments in the utilities industry and require the Fund to concentrate its investments in the infrastructure industry. This proposed revision would require the Fund to invest 25% or more of its total assets in the infrastructure industry. The Adviser believes, and the Board concurs, that it would be in the best interest of Shareholders to make the proposed change in order to provide the Fund with greater investment flexibility.

Presently, the Fund's fundamental investment policy regarding concentration states that the Fund will not:

invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the utilities industry. The restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (the "Current Policy").

If approved, Proposal 1 would amend the fundamental investment policy regarding concentration to state that the Fund will not:

invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the infrastructure industry. The restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (the "New Fundamental Policy").

Discussion of Proposal

The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company, such as the Fund, to have "fundamental" policies governing certain of its investment practices. An investment policy is "fundamental" if it cannot be changed or deviated from without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. One such required fundamental policy relates to a fund's concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes "concentration" in an industry. However, the Securities and Exchange Commission (the "SEC") has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

Prior to November 3, 2008, the Fund's investment strategy was "to normally invest at least 80% of its assets in equity securities of companies that are engaged in the utilities industry." At that time, the Fund was known as the Morgan Stanley Utilities Fund and the Current Policy was consistent with its investment strategy. The Board, in an effort to afford the Fund with greater flexibility to capitalize on the growing importance of, and interest in, infrastructure investments globally, approved, effective November 3, 2008, changing the Fund's principal investment strategy to "investing, under normal market conditions, at least 80% of the Fund's assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business." Consequently, the name of the Fund was changed to the Morgan

Stanley Global Infrastructure Fund. Given the predominance of utilities companies in the infrastructure industry at that time, the Current Policy remained unchanged in connection with these modifications.

As stated above, in pursuit of its investment objective of providing both capital appreciation and current income, the Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society.

Although utility companies represent a significant component of the universe of companies engaged in the infrastructure industry, companies in the infrastructure industry may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures.

While the infrastructure industry includes many utilities companies in which the Fund currently invests, certain infrastructure-related companies in which the Fund currently invests are not classified as part of the utilities industry. Specifically, airports, marine ports, toll roads, and select other infrastructure-related companies, which are contained in the Fund's benchmark index, the Dow Jones Brookfield Global Infrastructure Index, are not classified as part of the utilities industry. As a result, the Adviser believes that the Current Policy may limit the Fund's ability to take full advantage of these infrastructure-related investment opportunities and potentially interferes with the efficient management of the Fund. Additionally, the Adviser is of the view that possessing the ability to invest more broadly in the infrastructure industry may enhance the Fund's ability to take advantage of current investment opportunities and may facilitate its ability to respond to potential changes in market conditions in the infrastructure industry. Moreover, the Adviser believes that affording the Fund the ability to invest more broadly within the infrastructure industry, which includes utility companies, is consistent with industry peer funds and allows the Fund to remain competitive with industry peer funds as the infrastructure industry evolves and grows.

Accordingly, the Adviser recommended to the Board that the New Fundamental Policy be adopted to replace the Current Policy. At its meeting on February 27-28, 2013, the Board considered the Adviser's recommendation. Upon evaluation of all facts it considered relevant, the Board approved the New Fundamental Policy and the submission of this Proposal to Shareholders of the Fund for their approval. If the Fund's Shareholders do not approve the New Fundamental Policy, the Fund's Current Policy will remain in effect.

Risks

The following describes risks associated with investing in the infrastructure industry. The Fund already is subject to these risks because of its current investments in infrastructure-related securities. If Shareholders approve Proposal 1, the Fund will continue to be subject to risks associated with such investments. The Fund's prospectus and/or statement of additional information will be revised to enhance the risk disclosure applicable to investments in the infrastructure industry.

By concentrating its investments in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, companies within the infrastructure industry may be subject to regulation by various government authorities and may also be affected by government regulation of rates charged to customers, service interruption or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete, unforeseen delays, accidents, and cost overruns in infrastructure projects. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund's performance. Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Vote Required

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding Shares of the Fund entitled to vote thereon. Under the Investment Company Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund. Abstentions are not considered votes "FOR" Proposal 1 at the Meeting. As a result, abstentions have the same effect as a vote against Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

The Board of Trustees of the Fund recommends that you vote "FOR'' Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of any class of the Fund.

Shareholder	Percentage of Outstanding Shares
Class A
[ ]	[ ]
Class B
[ ]	[ ]
Class L
[ ]	[ ]
Class I
[ ]	[ ]
Class Q
[ ]	[ ]

[As of the Record Date, the aggregate number of Shares of the Fund owned by the Fund's officers and Trustees as a group was less than one percent of the Fund's outstanding Shares.]

ADDITIONAL INFORMATION

General

The holders of a majority of the Shares issued and outstanding and entitled to vote of the Fund, present in person or represented by proxy, will constitute a quorum at the Meeting. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote thereat shall have the power to adjourn the Meeting from time to time. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. The Shareholders present in person or represented by proxy at any meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject the Proposal is not obtained (with Proxies being voted for or against adjournment consistent with the votes for and against the Proposal). The affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy shall be required to adjourn the Meeting. Abstentions will not be voted either for or against any such adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Services Company Inc., whose principal address is P.O. Box 219886, Kansas City, MO 64121-9886, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

  MARY E. MULLIN
  Secretary

Dated: April [ ], 2013

Shareholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Voting Instruction Form and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on May 31, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND	PROXY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2013

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Global Infrastructure Fund (the “Fund”).

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of the Fund, held of record by the undersigned on April 1, 2013 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on May 31, 2013 at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 31, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24420

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To approve changing the Fund's fundamental investment restriction regarding industry concentration.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.